o     198 SAA-2


                         SUPPLEMENT DATED MAY 17, 1999
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                FRANKLIN SMALL CAP GROWTH FUND - ADVISOR CLASS
                            DATED SEPTEMBER 1, 1998

The Statement of Additional Information is amended as follows:

I. The fund offers three classes of shares: Class A, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The section "Small Companies," found under "How Does the Fund Invest Its Assets? - More Information About the Kinds of Securities the Fund Buys," is replaced with the following:

    SMALL COMPANIES. Small companies are often overlooked by investors or undervalued in relation to their earnings power. Because small companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

III. In the section, "Investment Restrictions," the first sentence of the first paragraph following the numbered investment restrictions is replaced with the following:

    In addition to these fundamental policies, it is the present policy of the fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate the fund's assets as security for loans, and not to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

IV. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

    If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

V.    Under "Miscellaneous Information," the following is added:

    The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

               Please keep this supplement for future reference.